SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
August 13, 2002

SOUTHTRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-3613 (Commission File No.)	63-0574085 (IRS Employer Identification No.)

420 North 20th Street	35203
Birmingham, Alabama (Address of principle executive offices)	(Zip Code)

(205) 254-5000
(Registrant’s telephone number including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	EXHIBITS.

Exhibit 99.1 Statement under Oath of the Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.2 Statement under Oath of the Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.3 Certification of chief executive officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.4 Certification of chief financial officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.  Regulation FD Disclosure.

     On August 12, 2002, the principal executive officer, Wallace D. Malone, Jr., and the principal financial officer, Alton E. Yother, of SouthTrust Corporation each submitted to the Securities and Exchange Commission the statements under oath required by Commission Order No. 4-460. On August 13, 2002, each of the chief executive officer, Wallace D. Malone, Jr., and chief financial officer, Alton E. Yother, of SouthTrust Corporation submitted a certification to the Securities and Exchange Commission, relating to and accompanying SouthTrust’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the sworn statements and the certifications are attached hereto as exhibits.

Limitation on Incorporation by Reference

     In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2002

SOUTHTRUST CORPORATION

(Registrant)

	By:	/s/ William L. Prater

William L. Prater
Senior Vice President